EXECUTION VERSION

SUBORDINATION AGREEMENT

THIS SUBORDINATION AGREEMENT (this “Agreement”) dated as of June 2, 2020, is made by and among IRS PARTNERS NO.  19, L.P., a Delaware limited partnership (the “Subordinated Creditor”) for itself and its affiliates, RCM TECHNOLOGIES, INC., a Nevada corporation (“RCM”), the subsidiaries of RCM listed on the signature pages hereto (collectively, with RCM, the “Borrowers”), and CITIZENS BANK, N.A., as administrative agent (together with its successors and assigns in such capacity, the “Senior Agent”) for itself and the other Lenders (as that term is defined in the Credit Agreement defined below).

Background

A. The Senior Agent, the Borrowers, and the Lenders entered into that certain Third Amended and Restated Loan Agreement dated as of August 9, 2018 (as amended through the date hereof and as the same may be further amended, restated, modified, supplemented and/or replaced from time to time, the “Credit Agreement”), pursuant to which the Lenders agreed to extend credit to the Borrowers on the terms and conditions described therein.

B. Subject to the terms of that certain Amendment No. 2 to Third Amended and Restated Loan Agreement dated as of the date hereof (the “Amendment”), the Borrowers have requested that the Senior Agent and the Lenders amend the Credit Agreement to allow, among other things, RCM to (i) purchase 1,858,139 shares of its common stock pursuant to the terms and provisions of that certain Stock Purchase Agreement dated as of the date hereof to which RCM is a party (as the same may be amended, restated, modified, supplemented and/or replaced from time to time, the “SPA”), and (ii) incur, in favor of the Subordinated Creditor, certain indebtedness in connection therewith in the principal amount of $2,229,766.80, which indebtedness is to be evidenced by that certain 9% Subordinated Note, dated as of the date hereof, executed by RCM in favor of the Subordinated Creditor (as the same may be amended, restated, modified, supplemented and/or replaced from time to time, the “Subordinated Note” and, together with the SPA, the “Subordinated Debt Documents”), and one of the conditions to the effectiveness of the Amendment is that the Subordinated Creditor, the Borrowers and the Senior Agent enter into this Agreement pursuant to which the Subordinated Creditor and the Borrowers agree that certain obligations of the Borrowers owed to the Subordinated Creditor shall be subordinate to the obligations of the Borrowers owed to the Senior Agent and/or the Lenders (collectively, the “Senior Creditors”).

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, and in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

1. DEFINITIONS.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.  The following terms, as used herein, shall have the following meanings:

“Enforce Remedies” or “Enforcing Remedies” shall mean any action to enforce or attempt to enforce any right or remedy available to the Subordinated Creditor or the Senior Agent, as applicable, with respect to the Subordinated Obligations or the Senior Obligations under the Subordinated Debt Documents or the Loan Documents, as applicable, or under any applicable law.  Without expanding any rights available to any Person (including, for the avoidance of doubt, not implying that any rights as a secured creditor would be applicable to a holder of the Subordinated Obligations) such rights and remedies may include, among other things, any action to (a) repossess, replevy, attach, garnish, levy upon, collect the proceeds of, foreclose or realize any lien upon, sell, liquidate or otherwise dispose of or otherwise restrict or interfere with the use of, any collateral, whether by judicial action, under power of sale, by self-help repossession, by recoupment, by notification to account obligors or by the exercise of any rights or remedies of a “secured party” under Article 9 of the UCC, or otherwise, (b) commence or pursue any judicial, arbitral or other proceeding or legal action of any kind seeking injunctive or other equitable relief to prohibit, limit or impair the commencement or pursuit by the Senior Agent of any of its rights or remedies with respect to the Collateral under or in connection with the Loan Documents or otherwise available under applicable law with respect to collateral; (c) take from or for the account of any Borrower or subsidiary or affiliate thereof by set-off or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by such Borrower, (d) sue for payment of, or to initiate or participate with others in any suit, action or proceeding against a Borrower or any subsidiary or affiliate thereof to (i) enforce payment or to collect the whole or any part of the applicable debt or (ii) commence judicial enforcement of any of the rights and remedies under the Subordinated Debt Documents, the Loan Documents or applicable law, (e) accelerate debt, (f) require a Borrower or any subsidiary or affiliate thereof to sell assets or engage in a plan to sell assets as a condition to an amendment or waiver, or (g) join with any other creditor in the commencement of any Insolvency Proceeding (as defined below) or take any action under the provisions of any state or federal law, including, without limitation, the Uniform Commercial Code, or under any contract or agreement, to enforce, foreclose upon, take possession of or sell any property or assets of a Borrower or any subsidiary or affiliate thereof.

“Senior Obligations” shall mean all obligations, liabilities and indebtedness of any nature of each Borrower from time to time owed to the Senior Agent or any other Senior Creditor or any affiliate thereof under the Loan Documents or any supplements thereto (including any credit, if any, extended in an Insolvency Proceeding by any Senior Creditor), including, without limitation, the principal amount of all debts, claims and indebtedness, obligations under hedging agreements or in connection with banking, cash management and treasury services, if any, accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and from time to time hereafter owing, due or payable, whether before or after the institution of Insolvency Proceeding, including any amendments, modifications, increases, supplements, renewals or extensions thereof (and expressly including any interest accruing thereon after the commencement of an Insolvency Proceeding whether or not such interest is an allowed claim) and expressly including the Secured Obligations.

“Subordinated Obligations” shall mean all obligations now existing or hereafter arising, contingent or absolute, matured or unmatured, of RCM or any other Borrower to the Subordinated Creditor under, arising out of or in connection with the Subordinated Debt Documents or any agreement entered into in connection therewith or related thereto, whether arising before, during or after the initial term or any renewal term of the Subordinated Debt Documents or before or after the commencement of any Insolvency Proceeding (and including, without limitation, any interest, fees, costs, expenses and other amounts, which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in such Insolvency Proceeding), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured.

“Termination Date” shall mean the date that is 91 days after the date that the Senior Obligations (other than unasserted contingent indemnification and unasserted expense reimbursement obligations, in each case, not yet due and payable) have been paid in full in cash and all commitments to extend additional credit thereunder shall have terminated.

2. REPRESENTATIONS AND WARRANTIES.  The Subordinated Creditor hereby represents and warrants to the Senior Agent as follows:
2.1 Existence.  It is a limited partnership duly formed and validly existing in good standing under the laws of the jurisdiction of its formation.
2.2 Authority.  The execution, delivery and performance of this Agreement (a) have been duly authorized by all necessary limited partnership action on behalf of the Subordinated Creditor, and (b) do not violate any provision of the organizational documents of the Subordinated Creditor.
2.3 No Conflict.  The execution, delivery and performance of this Agreement do not violate any law, rule or regulation applicable to the Subordinated Creditor, any judicial, governmental or regulatory order binding upon the Subordinated Creditor and do not violate, result in the breach of, constitute a default or require any consent under any contract, agreement, indenture or instrument to which the Subordinated Creditor is a party or by which it or its property may be bound other than those consents that have been obtained and are in full force and effect.
2.4 Enforceability.  This Agreement has been duly and validly executed and delivered by the Subordinated Creditor and constitutes the legal, valid and binding obligation of the Subordinated Creditor, enforceable against it in accordance with its terms, subject as to enforceability (a) under applicable insolvency law in an Insolvency Proceeding of the Subordinated Creditor and (b) to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law).
2.5 Approvals.  No governmental or other approval is required in connection with the execution and delivery by, and the performance of the obligations of, the Subordinated Creditor under this Agreement.

2.6 Subordinated Obligations.  The Subordinated Obligations are unsecured and create no encumbrances on any assets of RCM or any other Borrower.
3. SUBORDINATION PROVISIONS.
3.1 Subordination.  The Subordinated Creditor hereby agrees that the Subordinated Obligations are and shall be subordinate and subject in right of payment to (a) the prior termination of all commitments of the Senior Creditors to advance any funds to the Borrowers under the terms of the Loan Documents and (b) the prior indefeasible payment in full in cash of all of the Senior Obligations (other than unasserted contingent indemnification and unasserted expense reimbursement obligations, in each case, not yet due and payable), whether or not the Senior Obligations have been voided, disallowed or subordinated pursuant to Sections 510, 547 or 548 of the Bankruptcy Code or any applicable state or federal fraudulent conveyance, preference or similar laws.  Without limiting the foregoing, the Subordinated Creditor also hereby agrees that, except as otherwise expressly provided in Section 3.2 of this Agreement, (i) it will not ask, demand, sue for, take or receive from RCM or any other Borrower, by set-off or in any other manner, payment of the whole or any part of the Subordinated Obligations, and (ii) without limiting the generality of clause (i) of this Section 3.1, it will not take any action to collect, demand payment of or accelerate all or any portion of the Subordinated Obligations (other than the filing of appropriate proofs of claim or any other similar action necessary to preserve its claim against a Borrower) or Enforce Remedies against the Borrower that it may have in respect of the Subordinated Obligations.
3.2 Permitted Payments and Accruals.  Nothing in this Agreement shall limit the right of the Subordinated Creditor to:
(a) accrue any amounts owing in respect of the Subordinated Obligations at any time; or
(b) so long as no Event of Default is then outstanding, receive from RCM or any other Borrower regularly scheduled payments of interest pursuant to the terms of the Subordinated Debt Documents.
3.3 Blockage in Connection with Senior Obligations Default.  The Subordinated Creditor and the Borrowers hereby agree that, if an Event of Default is then outstanding, no Borrower shall make and the Subordinated Creditor shall not accept, prior to the Termination Date, any payments on the Subordinated Obligations (including without limitation regularly scheduled payments of interest), whether or not the Senior Obligations have been voided, disallowed or subordinated pursuant to Sections 510, 547 or 548 of the Bankruptcy Code or any applicable state or federal fraudulent conveyance, preference or similar laws.
3.4 Distributions, Etc.  In furtherance of, and not in limitation of, the subordination provided for herein, the Subordinated Creditor further agrees as follows:

(a) In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of a Borrower or the proceeds thereof, to creditors of a Borrower, or upon any repayment of indebtedness of a Borrower, by reason of (1) the liquidation, dissolution or other winding up, partial or complete, of such Borrower, such Borrower’s assets, or such Borrower’s business, or (2) any receivership, insolvency proceeding, assignment for the benefit of creditors or other proceeding under any Debtor Relief Laws (each, an “Insolvency Proceeding”), then and in any such event:
(i) the Subordinated Creditor will receive no payments until the Senior Obligations have been indefeasibly paid in full in cash;
(ii) any payment or distribution of any kind or character, whether in cash, securities or other property which, but for this Agreement, would be payable or deliverable upon or with respect to any or all of the Subordinated Obligations, shall instead be paid or delivered directly to the Senior Agent for application to the Senior Obligations, whether then due or not due, until the Senior Obligations (other than unasserted contingent indemnification and unasserted expense reimbursement obligations, in each case, not yet due and payable) shall have been indefeasibly paid in full in cash; and
(iii) the Subordinated Creditor hereby irrevocably authorizes and empowers the Senior Agent to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor, and to file and/or vote claims and take such other action in any Insolvency Proceeding, in the Senior Agent’s (or any Lender’s) name or in the name of the Subordinated Creditor, or otherwise, as the Senior Agent may deem necessary or advisable for the enforcement of this Agreement (including, without limitation, the filing of any proof of claim in respect of the Subordinated Obligations and voting such claim in any Insolvency Proceeding of a Borrower).  In furtherance of the foregoing, the Subordinated Creditor agrees duly and promptly (in each case at the sole cost and expense of the Borrowers) (A) to take such action as may be reasonably requested by the Senior Agent to assist in the collection of the Subordinated Obligations for the account of the Senior Agent (and the Lenders), (B) to file appropriate proofs of claim in respect of the Subordinated Obligations, and (C) to execute and deliver to the Senior Agent on demand such powers of attorney, proofs of claim, assignments of claim or other instruments as may be reasonably requested by the Senior Agent to enable the Senior Agent to enforce any and all claims upon or with respect to the Subordinated Obligations, and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect to the Subordinated Obligations.
3.5 Turnover.  If any payment, distribution of any assets or security or proceeds of any assets or security are received by the Subordinated Creditor upon or in respect of the Subordinated Obligations in contravention of the provisions hereof (including, without limitation, Sections 3.1 and 3.4(a)), the Subordinated Creditor will forthwith deliver the same to the Senior Agent in the form received (except for the endorsement or assignment of the Subordinated Creditor where necessary), for application to the Senior Obligations, whether then due or not due, and, until so delivered, the same shall be held in trust by the Subordinated Creditor for the benefit of the Senior Agent and the Lenders.  In the event of the failure of the Subordinated Creditor to make any such endorsement or assignment, the Senior Agent, or any of its officers or employees, are hereby irrevocably authorized to make the same.

3.6 Continuing Subordination, Etc.  The subordination effected by this Agreement is a continuing subordination, and shall remain in full force and effect until the Termination Date.  Without limiting the generality of the foregoing, the obligations of the Subordinated Creditor shall not be released, discharged or in any way affected by any circumstance or condition (whether or not the Subordinated Creditor shall have any notice or knowledge thereof) including, without limitation, any amendment or modification of or supplement to the Credit Agreement or any other Loan Document (including, without limitation, increasing the amount or extending the maturity of the Senior Obligations); any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreements or instruments, or any exercise or failure to exercise of any right, remedy, power or privilege under or in respect of any such agreements or instruments, or any exercise or failure to exercise of any right, remedy, power or privilege under or in respect of any such agreements or instruments; any invalidity or unenforceability, in whole or in part, of any term hereof or of the Credit Agreement or any other Loan Document; any failure on the part of a Borrower or any other Person for any reason to perform or comply with any term of the Credit Agreement or any other Loan Document; any furnishing or acceptance of any additional security or guaranty; any release of the Subordinated Creditor or any other Person or any release of any or all security or any or all guarantees for the Senior Obligations, whether any such release is granted in connection with a Insolvency Proceeding or otherwise; any Insolvency Proceeding with respect to the Subordinated Creditor or any other Person or their respective properties or creditors; the application of payments received by the Senior Agent or any Lender from any source that were lawfully used for some other purpose, which lawfully could have been applied to the payment, in full or in part, of the Senior Obligations; or any other occurrence whatsoever, whether similar or dissimilar to the foregoing.  Without limiting the generality of the foregoing, at any time that the Credit Agreement is amended to increase the amount of the Secured Obligations or any supplement including any credit extended in an Insolvency Proceeding, the amount of the Senior Obligations shall be accordingly increased.
3.7 Waiver of Notice.  The Subordinated Creditor hereby unconditionally waives notice of the incurring of the Senior Obligations or any part thereof and reliance by the Senior Agent or any Lender upon the subordination of the Subordinated Obligations to the Senior Obligations and any other similar notice provided by law or contract.
3.8 Subrogation.  The Subordinated Creditor hereby waives any and all rights of subrogation, reimbursement, or indemnity whatsoever in respect of the Subordinated Obligations arising out of remedies exercised by the Senior Agent hereunder until after the Termination Date.
3.9 Certain Covenants of Subordinated Creditor.
(a) The Subordinated Creditor agrees that (i) promptly upon the written request of the Senior Agent, the Subordinated Creditor shall take such other action as may be reasonably requested by the Senior Agent to protect the rights of the Senior Agent and the other Senior Creditors under this Agreement or effectuate the subordination provided herein (at the sole cost and expense of the Borrowers), (ii) the Subordinated Obligations shall not at any time be secured by any lien or security interest on property of any Borrower or affiliate thereof nor shall they be guaranteed by any Borrower or any affiliate of any Borrower, and (iii) none of the Subordinated Obligations shall be sold, pledged, encumbered, assigned or otherwise transferred to any Person or shall be compromised or forgiven; provided, however, that the Subordinated Creditor may assign the Subordinated Obligations if (a) the Senior Agent provides written consent, such consent not to be unreasonably withheld, conditioned or delayed, and (b) such assignee or assignees agree to be bound by the terms of this Agreement.

(b) The Subordinated Creditor agrees not to initiate, prosecute or participate in any claim, action or other proceeding challenging the enforceability, amount, validity, perfection or priority of any portion of the Senior Obligations or any liens and security interests securing any portion of the Senior Obligations either in the context of an Insolvency Proceeding or otherwise.
(c) The Subordinated Creditor agrees that it will not object to or oppose any cash collateral usage or debtor-in-possession financing or any sale or other disposition of any property securing all of any part of the Senior Obligations free and clear of the Subordinated Obligations under Section 363 of the Bankruptcy Code or any other law applicable in an Insolvency Proceeding, if the Senior Agent has consented to such sale or disposition.
(d) The Subordinated Creditor agrees that the Senior Obligations shall continue to be treated as Senior Obligations and the provisions of this Agreement shall continue to govern the relative rights and priorities of the Senior Creditors and the Subordinated Creditor even if all or part of the Senior Obligations or the Liens or security interests securing the Senior Obligations are subordinated, set aside, avoided, invalidated, or disallowed in connection with any such Insolvency Proceeding, and this Agreement shall be reinstated if at any time any payment of any of the Senior Obligations is rescinded or must otherwise be returned by any holder of Senior Obligations or any representative of such holder.
(e) The Subordinated Creditor agrees to execute, verify, deliver, and file any proofs of claim in respect of the Subordinated Obligations reasonably requested by the Senior Agent in connection with any Insolvency Proceeding and hereby irrevocably authorizes the Senior Agent to file proofs of claim on behalf of the Subordinated Creditor upon the failure of the Subordinated Creditor to do so.  For the avoidance of doubt, the Senior Agent shall have no affirmative obligation to file any such proof of claim on behalf of the Subordinated Creditor.  The Subordinated Creditor agrees not to support any plan of reorganization in any Insolvency Proceeding that does not provide for the prior payment in full in cash of the Senior Obligations (other than unasserted contingent indemnification and unasserted expense reimbursement obligations, in each case, not yet due and payable) and will not oppose a plan supported by Senior Creditors or take other actions inconsistent with this Agreement.  The Senior Agent shall be allowed to prosecute the claims of the Subordinated Creditor on behalf of the Subordinated Creditor in any Insolvency Proceeding.
(f) The Subordinated Creditor shall cause the Subordinated Note, at all times, to bear a prominent legend stating that the Subordinated Note is subject to the terms of this Agreement and may not be paid or transferred in violation of this Agreement.
3.10  Amendments to Subordinated Debt Documents.  The Subordinated Creditor agrees that, without the prior written consent of the Senior Agent (which consent may be withheld by the Senior Agent in its sole discretion), it will not enter into any amendments to the Subordinated Debt Documents. Without limiting the foregoing, the Subordinated Debt Documents shall have no negative pledge, no financial covenants and no covenants which are more stringent than those set forth in the Loan Documents.  The Subordinated Creditor and RCM agree to enter into such amendments to the Subordinated Debt Documents as may be necessary to incorporate the terms of this Section 3.10 but the failure to do so shall not impair the effectiveness of this Section 3.10, the terms of which shall be deemed incorporated into the Subordinated Debt Documents.

3.11 Standstill on Enforcement of Remedies.  The Subordinated Creditor agrees that at any time prior to the Termination Date, if there is an “event of default” under the Subordinated Debt Documents, the Subordinated Creditor will refrain from Enforcing Remedies until the Termination Date has occurred.
3.12 No Cross-Default.  The Subordinated Creditor agrees that the Subordinated Debt Documents and any other document executed in connection with the Subordinated Obligations shall not contain a cross-default or cross-acceleration to Defaults or Events of Default under the Credit Agreement.
3.13 Reliance By Senior Creditors.  The Subordinated Creditor acknowledges that the Senior Creditors, in determining to acquire and retain the Senior Obligations, have relied upon the subordination of the Subordinated Obligations to the Senior Obligations as provided herein.
4. TERMINATION OF AGREEMENT.  On the Termination Date, this Agreement and all other rights and obligations granted hereby or arising hereunder shall terminate.  If, for any reason, any or all of the Senior Creditors are required to return any funds they received in respect of the Senior Obligations, this Agreement and all obligations hereunder shall be reinstated.
5. PAYMENT OF COSTS AND EXPENSES.
5.1 Payment of Costs and Expenses.  Without limiting any other cost reimbursement provisions in the Loan Documents, upon demand, RCM shall pay to the Senior Agent the amount of any and all reasonable expenses incurred by the Senior Agent hereunder or in connection herewith, including, without limitation those that may be incurred in connection with (a) the administration of this Agreement, (b) the exercise or enforcement of any of the rights of the Senior Agent hereunder or (c) the failure of the Subordinated Creditor to perform or observe any of the provisions hereof.
5.2 Senior Obligations.  Any amounts payable pursuant to this Section 5 shall be Senior Obligations.
6. MISCELLANEOUS.

6.1 Counterparts; Integration; Effectiveness.  This Agreement, the Loan Documents and any separate letter agreements with respect to fees payable to the Senior Agent constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  This Agreement shall become effective when it shall have been executed by the Senior Agent, the Subordinated Creditor and the Borrowers and when the Senior Agent shall have received counterparts hereof that, when taken together, bear the signature of each of the parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery of an executed signature page counterpart hereof by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart hereof.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic association of signatures and records on electronic platforms, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, any other similar state laws based on the Uniform Electronic Transactions Act or the Uniform Commercial Code, each as amended, and the parties hereto hereby waive any objection to the contrary, provided that (a) nothing herein shall require the Senior Agent to accept electronic signature counterparts in any form or format and (b) the Senior Agent reserves the right to require, at any time and at its sole discretion, the delivery of manually executed counterpart signature pages to this Agreement and the parties hereto agree to promptly deliver such manually executed counterpart signature pages.
    6.2 Specific Performance.  The Subordinated Creditor hereby authorizes the Senior Agent to demand specific performance of this Agreement at any time when the Subordinated Creditor shall have failed to comply with any provision hereof, and the Subordinated Creditor hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance hereof in any action brought therefor.

6.3 Successors and Assigns.  Except as otherwise provided in the Credit Agreement, the Senior Agent may assign or transfer this Agreement and any or all rights or obligations hereunder without the consent of the Subordinated Creditor.  The Subordinated Creditor shall not assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the Senior Agent or as expressly provided in this Agreement.  Notwithstanding the foregoing, if there should be any assignment of any rights or obligations by operation of law or in contravention of the terms of this Agreement or otherwise, then all covenants, agreements, representations and warranties made herein or pursuant hereto by or on behalf of the Subordinated Creditor shall bind the successors and assigns of the Subordinated Creditor, together with the preexisting Subordinated Creditor, whether or not such new or additional Persons execute a joinder hereto or assumption hereof.  The rights and privileges of the Senior Agent under this Agreement shall inure to the benefit of its successors and assigns.  All promises, covenants and agreements of the Subordinated Creditor contained in this Agreement shall be binding upon personal representatives, heirs, successors and assigns of such Person.

6.4 Amendments and Waivers.  The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Subordinated Creditor and the Senior Agent.
6.5 Notices.  All notices, requests, demands, directions and other communications provided under this Agreement shall be in writing (which includes electronic mail (“e-mail”)), and shall be deemed to have been duly delivered and received if delivered (i) personally at the time delivered in person, (ii) by facsimile transmission to the facsimile number specified below at the time of written confirmation of receipt, (iii) if sent by e-mail to the e-mail address specified below between the hours of 8:30 AM and 4:30 PM Eastern Time on a Business Day, on such Business Day (and if not sent between 8:30 AM and 4:30 PM Eastern Time, then on the subsequent Business Day to the date such e-mail is sent), unless such sender received a “bounce-back” or similar message upon transmission, (iv) by overnight delivery to the address specified below with a reputable national overnight delivery service on the Business Day following the date the notice is given to the overnight service, or (v) by mail or by certified mail to the address specified below, return receipt requested and postage prepaid, two Business Days after the date such notice is deposited with the United States Postal Service.  If notice is given to a party, it shall be given at the address, facsimile number or e-mail address for such party set forth below.  It shall be the responsibility of the parties to notify the other parties in writing of any name, e-mail address, mailing address or facsimile number changes.  With respect to notice given under clause (ii) or (iii) above, the party giving notice may also deliver notice by another method described above, which subsequent delivery shall not affect the deemed timing of delivery and receipt of such notice.
If to the Subordinated Creditor, then to:

IRS Partners No.  19, L.P.
c/o M20, Inc., its General Partner
515 South Figueroa, Suite 650
Los Angeles, California 90071
Attn: Michael F. O’Connell, President
Email:____________________
Phone:____________________

If to a Borrower, then to:

RCM Technologies, Inc.
2500 McClellan Avenue, Suite 350
Pennsauken, New Jersey 08109
Attn:  Kevin D. Miller, Chief Financial Officer
Email: kevin.miller@rcmt.com
Phone: (856) 356-4569

With a copy (which shall not constitute notice) to:

White & Williams, LLP
1800 One Liberty Place
Philadelphia, Pennsylvania  19103
Attention: Jennifer Santangelo, Esquire
Email: santangeloj@whiteandwilliams.com
Phone: (215) 864-7199

If to the Senior Agent, then to:

Citizens Bank, N.A.
One Logan Square
130 N. 18th Street, Suite 1310
Philadelphia, PA 19103
Attention: Lisa S. Williams, Senior Vice President
Email: lisa.williams@citizensbank.com
Phone: (267) 671-1203

With a copy (which shall not constitute notice) to:

Archer & Greiner, P.C.
One Centennial Square
33 East Euclid Avenue
Haddonfield, NJ 08033
Attention: Deborah Hays, Esquire
E-mail: dhays@archerlaw.com
Phone: 856-354-3089

6.6 Descriptive Headings.  The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not affect the meaning or construction of any of the provisions of this Agreement.
6.7 Severability.  Every provision of this Agreement is intended to be severable.  If any term or provision of this Agreement shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby.  Any invalidity, illegality or unenforceability of any term or provision of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.
6.8 Governing Law.  This Agreement and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania (excluding the laws applicable to conflicts or choice of law).

6.9 Submission to Jurisdiction.  Each of the parties hereto irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the federal and state courts of the Commonwealth of Pennsylvania located in Philadelphia County and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Pennsylvania State court or, to the fullest extent permitted by applicable law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that the Senior Agent may otherwise have to bring any action or proceeding relating to this Agreement against a Borrower or Subordinated Creditor or any of their respective properties in the courts of any jurisdiction.
6.10 Waiver of Objection to Venue.  Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement in any court referred to in the preceding Section 6.9.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
6.11 Service of Process.  Each of the parties hereto irrevocably consents to service of process in the manner provided for notices in Section 6.5.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
6.12 Waiver of Jury Trial.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.
IRS PARTNERS NO. 19, L.P., as Subordinated Creditor

BY: M20, INC., its General Partner

By: /s/ Michael F. O’Connell
Name: Michael F. O’Connell
Title: President

CITIZENS BANK, N.A., in its capacity as Senior Agent

By: /s/ Lisa S. Williams
Name: Lisa S. Williams
Title: SVP

RCM TECHNOLOGIES, INC,, as a Borrower

By: /s/ Kevin D. Miller
Name: Kevin D. Miller
Title: CFO

RCM TECHNOLOGIES (USA), INC., as a Borrower

By: /s/ Kevin D. Miller
Name: Kevin D. Miller
Title: CFO

RCMT DELAWARE, INC., as a Borrower

By: /s/ Kevin D. Miller
Name: Kevin D. Miller
Title: CFO

RCM TECHNOLOGIES CANADA CORP., as a Borrower

By: /s/ Kevin D. Miller
Name: Kevin D. Miller
Title: CFO

RCMT EUROPE HOLDINGS, INC., as a Borrower

By: /s/ Kevin D. Miller
Name: Kevin D. Miller
Title: CFO